                                                                    Exhibit 1(a)




                               EATON CORPORATION
                                  ("COMPANY")

                     $50,000,000 7.65% Debentures due 2029

                                TERMS AGREEMENT
                                ---------------

                               November 22, 1999

EATON CORPORATION
Eaton Center
1111 Superior Avenue
Cleveland, Ohio  44114-2584

Dear Sirs:

                  We offer to purchase, severally and not jointly, on and subject to the terms and conditions of the Underwriting Agreement attached hereto as Appendix A ("Underwriting Agreement"), the respective principal amounts of the Debentures of Eaton Corporation, an Ohio corporation (the "Company") set forth in Schedule I hereto opposite our respective names on the following terms:


             DEBENTURES
             ----------

TITLE:  7.65% Debentures due 2029 (the "Debentures")

PRINCIPAL AMOUNT:  $50,000,000

INTEREST: 7.65 percent per annum

MATURITY: November 15, 2029

OPTIONAL REDEMPTION:  None

SINKING FUND:  None

PURCHASE PRICE: 97.109

EXPECTED REOFFERING PRICE: 97.984

                  LOCK-UP: During the period beginning from the date of this Terms Agreement and continuing until and including the Closing Date (as defined below), the Company will not, directly or indirectly, offer, sell, offer to sell, contract to sell or otherwise dispose of any of its securities that are substantially similar to the Debentures without the prior written consent of Goldman, Sachs & Co.

                  CLOSING: 10:00 A.M. on November 26, 1999 (the "Closing Date"), at the offices of Shearman & Sterling, 599 Lexington Avenue, New York, NY, by wire transfer, payable to the order of the Company in Federal (same day) funds.

                  The Debentures will be made available for checking and packaging at our offices, or at our option at the office of The Depository Trust Company, at least 24 hours prior to the Closing Date.

                  Please signify your acceptance of our offer by signing the enclosed response to us in the space provided and returning it to us.

                                          Very truly yours,

                                          GOLDMAN, SACHS & CO.
                                          CHASE SECURITIES INC.

                                          By:  GOLDMAN, SACHS & CO.


                                          By:  /s/Goldman, Sachs & Co.
                                               --------------------------------



                                          By: CHASE SECURITIES INC.


                                          By:  /s/Chase Securities Inc.
                                               --------------------------------

                                                                      SCHEDULE I




                                       7.65% DEBENTURES DUE
INITIAL PURCHASER                      2029 TO BE PURCHASED
                                       --------------------
Goldman, Sachs & Co.                   $        30,000,000
Chase Securities Inc.                  $        20,000,000
                                       -------------------

         Total.......................  $        50,000,000

To:      GOLDMAN, SACHS & CO.
                  CHASE SECURITIES INC.
                  c/o Goldman, Sachs & Co.
                  85 Broad Street
                  New York, NY  10004


                  We accept the offer contained in your letter, dated November 22, 1999 (the "Letter"), relating to the Debentures (as defined in the Letter). We also confirm that the representations and warranties of Eaton Corporation in the Underwriting Agreement attached to the Letter ("Underwriting Agreement") are true and correct, no stop order suspending the effectiveness of the Registration Statement (as defined in the Underwriting Agreement) or any part thereof has been issued and no proceedings for that purpose have been instituted or, to the knowledge of Eaton Corporation, are contemplated by the Securities and Exchange Commission and, subsequent to the respective dates of the most recent financial statements in the U.S. Prospectus (as defined in the Underwriting Agreement), there has been no material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders equity or results of operations of Eaton Corporation and its subsidiaries, taken as a whole, except as set forth in or contemplated by the U.S. Prospectus.

                              Very truly yours,

                                              EATON CORPORATION





                                              By    /s/Adrian T. Dillon
                                                    ----------------------------
                                              Name: Adrian T. Dillon
                                                    Executive Vice President-
                                                    Chief Financial and Planning
                                                    Officer

                                              By    /s/R. E. Parmenter
                                                    ----------------------------
                                              Name: R. E. Parmenter
                                                    Vice President and Treasurer



Dated: November 22, 1999

                                EATON CORPORATION

                       DEBT SECURITIES - PREFERRED SHARES
                       COMMON SHARES - WARRANT SECURITIES

                             UNDERWRITING AGREEMENT
                             ----------------------


                  1. Introductory. Eaton Corporation, an Ohio corporation ("Company"), proposes to issue and sell from time to time:

                           (a) certain of its debt securities registered under
                  one of the registration statements referred to in Section 2(a) ("Registered Debt Securities"). The Registered Debt Securities will be issued under an indenture dated as of April 1, 1994 ("Senior Indenture") for the issuance of the Company's senior debt securities ("Senior Debt Securities"), between the Company and The Chase Manhattan Bank, as successor by merger to Chemical Bank, as Trustee ("Senior Trustee"), or an indenture ("Subordinated Indenture") for the issuance of the Company's subordinated debt securities ("Subordinated Debt Securities"), between the Company and The Chase Manhattan Bank, as successor by merger to Chemical Bank, as Trustee ("Subordinated Trustee"), each in one or more series, each of which such series may vary as to interest rates, maturities, redemption provisions, selling prices, terms of conversion, in the case of Subordinated Debt Securities, if any ("Convertible Subordinated Debt Securities"), and other terms, with all such terms for any particular series of the Registered Debt Securities being determined at the time of sale. Particular series of the Registered Debt Securities will be sold pursuant to a Terms Agreement referred to in Section 3, for resale in accordance with terms of offering determined at the time of sale;

                           (b) certain of its shares of its preferred stock
                  registered under one of the registration statements referred to in Section 2(a) ("Registered Preferred Shares"). The Registered Preferred Shares may be issued in one or more series, which series may vary as to dividend rates, redemption provisions, selling prices and other terms, with all such terms for any particular series of the Registered Preferred Shares being determined at the time of sale. Particular series of the Registered Preferred Shares will be sold pursuant to a Terms Agreement referred to in Section 3, for resale in accordance with terms of offering determined at the time of sale;

                           (c) certain of its common shares ("Common Shares")
                  registered under one of the registration statements referred to in Section 2(a) ("Registered Common Shares"). Particular offerings of the Registered Common Shares will be sold pursuant to a Terms Agreement referred to in Section 3, for resale in accordance with terms of offering determined at the time of sale; and

                           (d) certain of its warrant securities registered
                  under one of the registration statements referred to in
                  Section 2(a) ("Registered Warrant Securities"). The Registered Warrant Securities will be issued under a warrant agreement, ("Warrant Agreement") between the Company and the organization to be named therein upon the execution thereof, as Warrant Agent, in one or more series, which series may vary as to expiration date, conversion terms, premium price, if any, and other terms, with all such terms for any particular series of the Registered Warrant Securities being determined at the time of sale. Particular series of the Registered Warrant Securities will be sold pursuant to a Terms Agreement referred to in Section 3, for resale in accordance with terms of offering determined at the time of sale.

                  The Registered Debt Securities, Registered Preferred Shares, Registered Common Shares and Registered Warrant Securities are collectively referred to herein as the "Registered Securities". The Registered Securities (including any combination of such securities) involved in any such offering are hereinafter referred to as the "Securities". The firm or firms which agree to purchase the Securities are hereinafter referred to as the "Underwriter" or "Underwriters" of such Securities, and the representative or representatives of the Underwriters, if any, specified in a Terms Agreement referred to in Section 3 are hereinafter referred to as the "Representatives"; provided, however, that if the Terms Agreement does not specify any representative of the Underwriters, the term "Representatives", as used in this Agreement (other than in Sections 2(b), 5(c) and 6 and the second sentence of Section 3), shall mean the Underwriters. It is understood that the Company may from time to time agree to sell Securities to a certain firm or firms ("Manager" or "Managers") outside the United States and Canada, such Manager or Managers to be specified in, and said Securities to be sold pursuant to, a Terms Agreement (such Terms Agreement being referred to therein by such Managers as a Subscription Agreement). As used herein, the terms Underwriter and Underwriters are deemed to include, unless the context otherwise specifies or requires, the Manager or Managers. The Underwriters and Managers (or Underwriter and Manager) may provide for the coordination of their activities by entering into an Agreement between U.S. Underwriters and Managers which may permit them, among other things, to sell Securities to each other for purposes of resale. As used herein the term "United States" shall mean the United States of America (including the States and the District of Columbia), its territories and possessions and other areas subject to its jurisdiction and "Canada" means Canada, its provinces, territories and possessions and other areas subject to its jurisdiction.

                  2. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each Underwriter and each Manager that:

                           (a) A registration statement (No. 333-74355),
                  including a prospectus, relating to the Registered Securities has been filed with the Securities and Exchange Commission ("Commission") and has become effective. Such registration statement, as amended at the time of any Terms Agreement referred to in Section 3, is hereinafter referred to as the "Registration Statement", and the prospectus included in such Registration Statement, as supplemented as contemplated by
                  Section 3 to reflect (i) if Registered Debt Securities, Registered Preferred Shares or Registered Warrant Securities are offered, the terms of the Securities and the terms of offering thereof and (ii) if Registered Common Share Securities are offered, the terms of offering of the Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") under the Securities Act of 1933 (the "Act"), including all material incorporated by reference therein, is hereinafter referred to as the "U.S. Prospectus". The prospectus relating to the Securities to be sold by the Company to the Manager or Managers, as supplemented by a prospectus supplement as of the time of the applicable Terms Agreement, which will be identical to the U.S. Prospectus except as provided in such Terms Agreement, is hereinafter referred to as the "International Prospectus" (collectively the U.S. Prospectus and the International Prospectus are hereinafter referred to as the "Prospectuses").

                           (b) On the effective date of the registration
                  statement relating to the Registered Securities, such registration statement conformed in all respects to the requirements of the Act, the Trust Indenture Act of 1939, as amended ("Trust Indenture Act") and the rules and regulations of the Commission ("Rules and Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. Each preliminary prospectus, as of the date thereof, and the Registration Statement and the U.S. Prospectus and International Prospectus, as the case may be, on the date of each Terms Agreement referred to in Section 3, will conform in all material respects to the requirements of the Act and the Rules and Regulations and, if Registered Debt Securities are offered by the U.S. Prospectus or the International Prospectus, the Trust Indenture Act, and none of such documents will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, except that the foregoing does not apply to statements in or omissions from any of such documents based upon written information furnished to the Company by (i) the Trustee in its Form T-1 (Statement of Eligibility of Trustee) filed with the Registration Statement, (ii) any Underwriter through the Representatives, if any, specifically for use in the U.S.

                  Prospectus or (iii) any Manager specifically for use in the International Prospectus.

                           (c) To the best knowledge of the Company, there is no
                  existing or imminent labor dispute or organizational effort by the employees of the Company or any of its Subsidiaries (as defined in subsection (e)) or any existing or imminent labor disturbance by the employees of any of its or any Subsidiary's principal suppliers, contractors or customers that is reasonably expected to have a material adverse effect upon the business, properties, financial condition, results of operations or prospects of the Company and its Subsidiaries taken as a whole.

                           (d) Except as disclosed in the Registration Statement
                  and except as is not reasonably expected to have a material adverse effect upon the business, properties, financial condition, results of operations or prospects of the Company and its Subsidiaries taken as a whole, each of the Company and its Subsidiaries is in compliance with all applicable Environmental Laws. As used herein, "Environmental Laws" means any United States or Canadian, federal, state, local or municipal statute, law, rule, regulation, ordinance, judicial or administrative order, consent decree or judgment, relating to the protection of the environment, the protection of public health and safety from environmental concerns or the protection of worker health and safety.

                           (e) Neither the Company nor any of its subsidiaries
                  (as defined in Rule 1.02(x) of Regulation S-X) (each a "Subsidiary" and, collectively, the "Subsidiaries") is in violation of its articles or certificate of incorporation or regulations or bylaws or in default under any agreement, indenture or instrument, the effect of which violation or default would be material to the Company and its Subsidiaries taken as a whole.

                           (f) Except as described in (or incorporated by
                  reference in) the Registration Statement and each U.S. Prospectus or International Prospectus, there has not been any material adverse change in, or any adverse development which materially affects, the business, properties, financial condition, results of operations or prospects of the Company and its Subsidiaries taken as a whole from the dates as of which information is given in the Registration Statement and each U.S. Prospectus and International Prospectus.

                           (g) Ernst & Young LLP, whose report appears in the
                  Company's most recent Annual Report on Form 10-K which is incorporated by reference in the Registration Statement and each U.S. Prospectus and International Prospectus and who have examined certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the Rules and Regulations.

                           (h) The Company and Aeroquip-Vickers, Inc., Eaton
                  Administration Corporation, Eaton MDH Company, Inc., Eaton MDH Limited Partnership, Cutler Hammer, Inc. and Cutler Hammer de Puerto Rico Inc. (each a "Significant Subsidiary", which together constitute all of the significant subsidiaries (as defined in Rule 1.02(w) of Regulation SX) of the Company) have each been duly incorporated, are validly existing and in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership of property or the conduct of their respective businesses requires such qualification (except where the failure to so qualify would not have a material adverse effect upon the Company and its Subsidiaries taken as a whole), and have power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged. All of the issued and outstanding stock of each Significant Subsidiary has been duly authorized and validly issued and is fully paid and nonassessable. The Company owns all of the issued and outstanding shares of each Significant Subsidiary, directly or through one or more Subsidiaries, except to the extent of shares owned of record by directors for the purpose of qualification as such, free and clear of any pledges, liens, encumbrances, claims or equities.

                           (i) Except as described in (or incorporated by
                  reference in) each U.S. Prospectus and International Prospectus, there is no material litigation or governmental proceeding pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries which is reasonably expected by the Company to result in any material adverse change in the business, properties, financial condition, results of operations or prospects of the Company and its Subsidiaries taken as a whole or which is required to be disclosed in (or incorporated by reference in) the Registration Statement.

                           (j) The financial statements filed as part of, or
                  incorporated by reference in, the Registration Statement or included in, or incorporated by reference in, any preliminary prospectus, U.S. Prospectus or International Prospectus present, or (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date as of which this representation is being made) will present, at all times during the period specified in Section 4(b) hereof, fairly, the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been and (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date as of which this representation is being made) will be, at all times during the period specified in Section 4(b) hereof, prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, except as otherwise disclosed in such financial statements.

                  The unaudited pro forma financial information, if any, filed as a part of, or incorporated by reference in, the Registration Statement or included in, or incorporated by reference in, any preliminary prospectus, U.S. Prospectus or International Prospectus present, or (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date as of which this representation is made) will present, at all times during the period specified in Section 4(b) hereof, fairly, on the basis set forth in any such document, the information set forth therein, has been prepared in accordance with the Rules and Regulations and the guidelines of the Commission with respect to pro forma financial information, has been properly compiled on the pro forma bases set forth therein, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

                           (k) The documents incorporated by reference into the
                  Registration Statement, and each preliminary prospectus, U.S. Prospectus and International Prospectus conformed on the respective dates such documents were filed with the Commission (or, if the International Prospectus and each related preliminary prospectus is not filed with the Commission, first used by the Managers) and (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date as of which this representation is being made) will conform at all times in all material respects during the period specified in Section 4(b) hereof, with the applicable requirements of the Act and the Rules and Regulations and the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act") and the rules and regulations of the Commission thereunder and such documents have been, or (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date as of which this representation is being made) will be at all times during the period specified in Section 4(b) hereof timely filed as required thereby.

                           (l) There are no contracts or other documents which
                  are required to be filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations, or which were required to be filed as exhibits to any document incorporated by reference in any U.S. Prospectus or International Prospectus by the Securities Exchange Act or the rules and regulations of the Commission thereunder, which have not been filed as exhibits to the Registration Statement or to such document or incorporated therein by reference as permitted by the Rules and Regulations or the rules and regulations of the Commission under the Securities Exchange Act as required.

                           (m) The Company is not, and after giving effect to
                  the offering and sale of the Securities, will not be an "investment company", as such term is defined in the United States Investment Company act of 1940, as amended (the "Investment Company Act").

                           (n) The Company has (i) initiated a review of its
                  operations and those of its subsidiaries and any third parties with which the Company or any of its subsidiaries has a material relationship to evaluate the extent to which the business or operations of the Company or any of its subsidiaries will be affected by the Year 2000 Problem, (ii) developed a plan for addressing the Year 2000 Problem and
                  (iii) is implementing that plan. As a result of those actions, nothing has come to the attention of the Company which would cause the Company to believe, and the Company does not believe, that the Year 2000 Problem will have a material adverse effect upon the business, properties, financial condition, results of operations or prospects of the Company and its subsidiaries, taken as a whole. The "Year 2000 Problem" as used herein means any significant risk that computer hardware or software used in the receipt, transmission, processing, manipulation, storage, retrieval, retransmission or other utilization of data or in the operation of mechanical or electrical systems of any kind will not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000. The disclosure contained in the U.S. Prospectus and the International Prospectus with respect to the Year 2000 Problem is accurate, complete and fair in all material respects; and

                           (o) with respect to all Securities which are
                  Senior Debt Securities --

                                    (i) The Senior Indenture, including any
                           amendments and supplements thereto, pursuant to which the Senior Debt Securities will be issued, will conform with the requirements of the Trust Indenture Act on the Closing Date (as defined in Section 3 hereof).

                                    (ii) The execution, delivery and performance
                           by the Company of this Agreement and any Delayed Delivery Contracts (as defined in Section 3 hereof) and compliance by the Company with the provisions contained herein, in the Senior Debt Securities and in the Senior Indenture will not conflict with, result in the creation or imposition of any lien, charge or encumbrance upon any of the respective assets of the Company or any of its Subsidiaries pursuant to the terms of, or constitute a default under, any material agreement, indenture or instrument, or result in a violation of the articles or certificate of incorporation or regulations, as amended, of the Company or any of its Subsidiaries or any law, order, rule or regulation of any court or governmental agency having jurisdiction over the Company, any of its Subsidiaries or their respective properties; and, except as required by the Act, the Trust Indenture Act, the Securities Exchange Act and applicable state securities laws or foreign laws, no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the issuance and sale of the Senior Debt Securities or the execution, delivery and performance of this Agreement, the Delayed Delivery Contracts, if any, and the Senior Indenture.

                                    (iii) On the Closing Date, (A) the Senior
                           Indenture will have been duly authorized, executed and delivered by the Company and will constitute the legally binding obligation of the Company, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), (B) the Senior Debt Securities will have been validly authorized and, when duly executed, authenticated and delivered in accordance with the Senior Indenture, upon payment thereof as provided in this Agreement, will be validly issued and outstanding, and will constitute legally binding obligations of the Company entitled to the benefits of the Senior Indenture, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and (C) the Senior Debt Securities and the Senior Indenture will conform in all material respects to the descriptions thereof contained in the U.S. Prospectus and International Prospectus.

                           (p) with respect to all Securities which are
                  Subordinated Debt Securities --

                                    (i) The Subordinated Indenture, including
                           any amendments and supplements thereto, pursuant to which the Subordinated Debt Securities will be issued, will conform with the requirements of the Trust Indenture Act on the Closing Date.

                                    (ii) The execution, delivery and performance
                           by the Company of this Agreement and any Delayed Delivery Contracts and compliance by the Company with the provisions contained herein, in the Subordinated Debt Securities and in the Subordinated Indenture will not conflict with, result in the creation or imposition of any lien, charge or encumbrance upon any of the respective assets of the Company or any of its Subsidiaries pursuant to the terms of, or constitute a default under, any material agreement, indenture or instrument, or result in a violation of the articles or certificate of incorporation or amended regulations of the Company or any of its Subsidiaries or any law, order, rule or regulation of any court or governmental agency having jurisdiction over the Company, any of its Subsidiaries or their respective properties; and, except as required by the Act, the Trust Indenture Act, the Securities Exchange Act and applicable state securities laws or foreign laws, no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the issuance and sale of the Subordinated Debt Securities or the execution, delivery and performance of this Agreement, the Delayed Delivery Contracts, if any, and the Subordinated Indenture.

                                    (iii) On the Closing Date, (A) the
                           Subordinated Indenture will have been validly authorized, executed and delivered by the Company and will constitute the legally binding obligation of the Company, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), (B) the Subordinated Debt Securities will have been validly authorized and, when duly executed, authenticated and delivered in accordance with the Subordinated Indenture, upon payment therefor as provided in this Agreement, will be validly issued and outstanding, and will constitute legally binding obligations of the Company entitled to the benefits of the Subordinated Indenture, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and (C) the Subordinated Debt Securities and the Subordinated Indenture will conform in all material respects to the descriptions thereof contained in the U.S. Prospectus and International Prospectus.

                           (q) with respect to all Securities which are
                  Convertible Subordinated Debt Securities --

                               (i) On the Closing Date, the Company will have
                           reserved and will, at all times, keep available for issuance upon the conversion of the Convertible Subordinated Debt Securities such number of its authorized but unissued Common Shares deliverable upon conversion of the Convertible Subordinated Debt Securities as will be sufficient to permit the conversion in full of all outstanding Convertible Subordinated Debt Securities.

                               (ii) On the Closing Date, the Common Shares will
                           conform in all material respects to the description thereof contained in the U.S. Prospectus and International Prospectus.

                               (iii) All corporate action required to be taken
                           for the authorization, issuance and delivery of the Common Shares issuable upon conversion of the Convertible Subordinated Debt Securities has been validly taken; when issued and delivered in accordance with the terms of the Convertible Subordinated Indenture, such Common Shares will be validly issued, fully paid and nonassessable; and the issuance of the Convertible Subordinated Debt Securities is not, and the issuance of any such Common Shares will not be, subject to the preemptive rights of any stockholder of the Company.

                           (r) with respect to all Securities which are
                  Registered Warrant Securities --

                               (i) The Senior Indenture, including any
                           amendments and supplements thereto, pursuant to which the Senior Debt Securities will be issued upon exercise of the Registered Warrant Securities, will conform with the requirements of the Trust Indenture Act on the Closing Date.

                               (ii) The execution, delivery and performance by
                           the Company of this Agreement and any Delayed Delivery Contracts and compliance by the Company with the provisions contained herein, in the Registered Warrant Securities, in the Senior Debt Securities issuable upon exercise of the Registered Warrant Securities, in the Warrant Agreement and in the Senior Indenture will not conflict with, result in the creation or imposition of any lien, charge or encumbrance upon any of the respective assets of the Company or any of its Subsidiaries pursuant to the terms of, or constitute a default under, any material agreement, indenture or instrument, or result in a violation of the articles or certificate of incorporation or amended regulations of the Company or any of its Subsidiaries or any law, order, rule or regulation of any court or governmental agency having jurisdiction over the Company, any of its Subsidiaries or their respective properties; and, except as required by the Act, the Trust Indenture Act, the Securities Exchange Act and applicable state securities laws, no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the issuance and sale of the Registered Warrant Securities and the Senior Debt Securities issuable upon exercise of the Registered Warrant Securities or the execution, delivery and performance of this Agreement, the Delayed Delivery Contracts, if any, the Warrant Agreement and the Senior Indenture.

                               (iii) On the Closing Date, (A) the Warrant
                           Agreement and the Senior Indenture will have been validly authorized, executed and delivered by the Company and will constitute the legally binding obligation of the Company, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), (B) the Registered Warrant Securities will have been validly authorized and, when duly executed, authenticated and delivered in accordance with the Subordinated Indenture, upon payment therefor as provided in this Agreement, will be validly issued and outstanding, and will constitute legally binding obligations of the Company, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), (C) the Registered Warrant Securities, the Warrant Agreement, the Senior Debt Securities issuable upon the exercise of the Registered Warrant Securities and the Senior Indenture will conform in all material respects to the descriptions thereof contained in the U.S. Prospectus and International Prospectus and (D) the Senior Debt Securities issuable upon the exercise of the Registered Warrant Securities will have been validly authorized and, when issued and delivered in accordance with the terms of the Registered Warrant Securities and the Senior Indenture, will be validly issued and outstanding, and will constitute legally binding obligations of the Company entitled to the benefits of the Senior Indenture, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

                           (s) with respect to all Securities which are
                   Registered Preferred Shares --

                               (i) The execution, delivery and performance by
                           the Company of this Agreement and any Delayed Delivery Contracts and compliance by the Company with the provisions contained herein, in the Registered Preferred Shares and in the Certificate of Designations will not conflict with, result in the creation or imposition of any lien, charge or encumbrance upon any of the respective assets of the Company or any of its Subsidiaries pursuant to the terms of, or constitute a default under, any material agreement, indenture or instrument, or result in a violation of the articles or certificate of incorporation or amended regulations of the Company or any of its Subsidiaries or any law, order, rule or regulation of any court or governmental agency having jurisdiction over the Company, any of its Subsidiaries or their respective properties, and, except as required by the Act, the Securities Exchange Act and applicable state securities laws or foreign laws, no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the issuance and sale of the Registered Preferred Shares, or the execution, delivery and performance of this Agreement or the Delayed Delivery Contracts, if any.

                               (ii) The authorization, creation, issuance and
                           sale of the Registered Preferred Shares and compliance by the Company with all of the provisions of the Certificate of Designations are within the corporate powers of the Company.

                               (iii) On the Closing Date, the Registered
                           Preferred Shares will have been validly authorized and, when duly executed, authenticated and delivered, upon payment therefor as provided in this Agreement, will be validly issued, fully paid and nonassessable.

                               (iv) If the Registered Preferred Shares are
                           convertible into Common Shares, on the Closing Date any Common Shares issuable upon conversion of the Registered Preferred Shares will have been duly authorized by the Company and, when issued and delivered in accordance with the Registered Preferred Shares and the Certificate of Designations, will be validly issued, fully paid and nonassessable.

                               (v) If the Registered Preferred Shares are
                           convertible into Common Shares, on the Closing Date the Company will have reserved and will, at all times, keep available for issuance upon the conversion of the Registered Preferred Shares such number of its authorized but unissued Common Shares deliverable upon conversion of the Registered Preferred Shares as will be sufficient to permit the conversion in full of all outstanding Registered Preferred Shares.

                               (vi) All corporate action required to be taken
                           for the authorization, issuance and delivery of any shares of Common Shares issuable upon conversion of the Registered Preferred Shares has been validly taken, and the issuance of the Registered Preferred Shares is not, and the issuance of any such shares of Common Shares will not be, subject to any preemptive rights of any stockholder of the Company.

                           (t) with respect to all Securities which are
                  Registered Common Shares.

                               (i) The execution, delivery and performance by
                           the Company of this Agreement and compliance by the Company with the provisions contained herein, will not conflict with, result in the creation or imposition of any lien, charge or encumbrance upon any of the respective assets of the Company or any of its Subsidiaries pursuant to the terms of, or constitute a default under, any material agreement, indenture or instrument, or result in a violation of the articles or certificate of incorporation or amended regulations of the Company or any of its Subsidiaries or any law, order, rule or regulation of any court or governmental agency having jurisdiction over the Company, any of its Subsidiaries or their respective properties, and, except as required by the Act, the Securities Exchange Act and applicable state securities laws or foreign laws, no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the issuance and sale of the Registered Common Shares, or the execution, delivery and performance of this Agreement.

                               (ii) All corporate action required to be taken
                           for the authorization, issuance and delivery of the Registered Common Shares has been validly taken, and the issuance of the Registered Common Shares is not, and will not be, subject to any preemptive rights of any stockholder of the Company.

                  Any certificate signed by any officer of the Company and delivered to the Representatives, the Managers or to counsel for the Underwriters pursuant to this Agreement shall be deemed to be a representation and warranty by the Company to each Underwriter (or each Manager) as to the matters covered thereby.

                  3. Purchase and Offering of Securities. The obligation of the Underwriters, if any, and the obligation of the Managers, if any, to purchase the Securities will be evidenced by an exchange of telegraphic or other written communications ("Terms Agreement"(1) ) at the time the Company determines to sell the Securities. All references herein to this Agreement include the applicable Terms Agreement. The Terms Agreement will incorporate by reference the provisions of this Agreement, except as otherwise provided therein, and will specify the firm or firms which will be Underwriters or Managers, the names of any Representatives, the principal amount or number of shares to be purchased by each Underwriter and Manager, and the purchase price to be paid by the Underwriters and Managers and, if the Securities include Registered Debt Securities, Registered Preferred Shares or Registered Warrant Securities, the terms of such Securities not already specified in the Indenture , Certificate of Designations or Warrant Agreement, respectively, including, but not limited to, interest or dividend rate, maturity, redemption provisions and sinking fund requirements, whether any of the Securities may be sold to institutional investors pursuant to Delayed Delivery Contracts (as defined below), expiration date and conversion terms (if any such terms are to be applicable). If the Company grants the Underwriters (or Managers) an option to purchase additional Securities to cover over-allotments, the terms of such option (or options) will be specified in the Terms Agreement. The Terms Agreement will also specify the time and date of delivery and payment (such time and date, or such other time not later than seven full business days thereafter as the Representatives (and the Managers) and the Company agree as the time for payment and delivery, being herein and in the Terms Agreement referred to as the "Closing Date"(2) ), the place of delivery and payment and any details of the terms of offering that should be reflected in the prospectus supplement (or prospectus supplements) relating to the offering of the Securities.

----------------
     (1) Any such Terms Agreement relating to the purchase of such Securities by the Manager or Managers will be referred to therein as a "Subscription Agreement".

                  (2) If the Company grants the Underwriters (and Managers) an option to purchase additional Securities to cover over-allotments, such Terms Agreement will specify the time for the delivery of and payment for such Securities, which such time may be the Closing Date.

                  The obligations of the Underwriters and Managers to purchase the Securities will be several and not joint. It is understood that the Underwriters and Managers propose to offer the Securities for sale as set forth in the U.S. Prospectus and International Prospectus, respectively. The certificates for the Securities delivered to the Underwriters and Managers on the Closing Date will be in definitive form and, if applicable, fully registered form and in such denominations, and will be registered in such names, as the Underwriters and Managers may reasonably request.

                  If the Terms Agreement provides for sales of Securities pursuant to delayed delivery contracts, the Company authorizes the Underwriters (and the Managers) to solicit offers to purchase Securities pursuant to delayed delivery contracts substantially in the form of Annex I attached hereto ("Delayed Delivery Contracts") with such changes therein as the Company may authorize or approve. Delayed Delivery Contracts are to be with institutional investors, including commercial and savings banks, insurance companies, pension funds, investment companies and educational and charitable institutions. On the Closing Date the Company will pay, as compensation, to the Representatives for the accounts of the Underwriters (and to the Managers, if applicable), the fee set forth in such Terms Agreement in respect of the principal amount or number of shares of Securities to be sold pursuant to Delayed Delivery Contracts ("Contract Securities"). The Underwriters (and Managers) will not have any responsibility in respect of the validity or the performance of Delayed Delivery Contracts. If the Company executes and delivers Delayed Delivery Contracts, the Contract Securities will be deducted from the Securities to be purchased by the several Underwriters (and Managers) and the aggregate principal amount or number of shares of Securities to be purchased will be reduced pro rata in proportion of the aggregate principal amount or number of shares of Securities set forth opposite each Underwriter's (and Manager's) name in such Terms Agreement, except to the extent that the Representatives (or Managers) determine and agree that such reduction shall be otherwise than pro rata and so advise the Company. The Company will advise the Representatives (and Managers) not later than the business day prior to the Closing Date of the principal amount or number of shares of Contract Securities.

                  4. Certain Agreements of the Company. The Company agrees with the several Underwriters that it will furnish to Shearman & Sterling, counsel for the Underwriters, as many signed copies of the registration statement as they may reasonably request relating to the Registered Securities, including all exhibits, in the form in which it became effective and of all amendments thereto and that, in connection with each offering of Securities:

                           (a) The Company will prepare the U.S. Prospectus and
                  the International Prospectus each in a form to which the Underwriters shall not reasonably object. The Company will file the U.S. Prospectus with the Commission pursuant to and in accordance with Rule 424(b)(1) or Rule 424(b)(2) (or, if applicable and if consented to by the Representatives, subparagraph (5), which consent will not be unreasonably withheld) not later than the second business day following the execution and delivery of the Terms Agreement; if the Securities to be purchased by the Managers are to be registered under the Registration Statement, the Company will file the International Prospectus with the Commission pursuant to and in accordance with Rule 424(b)(1) or Rule 424(b)(2) (or, if applicable and if consented to by the Managers, subparagraph (5), which consent will not be unreasonably withheld) not later than the second business day following the execution and delivery of the Subscription Agreement.

                           (b) The Company will, during the period following the
                  date of the Terms Agreement as, in the opinion of counsel for the Underwriters, any U.S. Prospectus or International Prospectus is required by law to be delivered, advise the Representatives (and Managers) promptly of any proposal to amend or supplement the Registration Statement or the U.S. Prospectus or International Prospectus, will furnish the Representatives (and Managers) with copies of any such amendment or supplement or other documents proposed to be filed within a reasonable time in advance of filing, and will afford the Representatives (and Managers) a reasonable opportunity to comment upon any such proposed amendment or supplement or other documents; and the Company will also advise the Representatives (and Managers) promptly of the filing of any such amendment or supplement.

                           (c) The Company will advise the Representatives (and
                  Managers) (i) of the institution by the Commission of any stop order proceedings in respect of the Registration Statement or of any part thereof and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued, (ii) when any post-effective amendment to the Registration Statement relating to or covering the Securities becomes effective, (iii) of any request or proposed request by the Commission for (A) an amendment or supplement to the Registration Statement (insofar as the amendment or supplement relates to or covers the Securities), the U.S. Prospectus or International Prospectus or any document incorporated by reference in any of the foregoing or (B) any additional information and (iv) of receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threat of any proceeding for that purpose.

                           (d) If, at any time when a prospectus relating to the
                  Securities is required to be delivered under the Act, any event occurs as a result of which the U.S. Prospectus or International Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if in the reasonable judgment of the Underwriters (reasonably concurred in by the Company) it shall be necessary or desirable during such period to amend or supplement the U.S. Prospectus or International Prospectus, the Company promptly will prepare and file with the Commission, subject to subsection 4(b) hereof, an amendment or supplement which will correct such statement or omission or otherwise amend or supplement the U.S. Prospectus and International Prospectus. Neither the Representatives' (or Managers') consent to, nor the Underwriters' (or Managers') delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 5.

                           (e) As soon as practicable after the date of each
                  Terms Agreement, the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the later of (i) the effective date of the registration statement relating to the Registered Securities, (ii) the effective date of the most recent post-effective amendment to the Registration Statement to become effective prior to the date of such Terms Agreement and (iii) the date of the Company's most recent Annual Report on Form 10-K filed with the Commission prior to the date of such Terms Agreement, which will satisfy the provisions of
                  Section 11(a) of the Act.

                           (f) The Company will furnish to the Representatives
                  (and Managers) copies of the Registration Statement (including all exhibits, the form of Senior Indenture, the form of Subordinated Indenture, the form of Warrant Agreement, the form of Certificate of Designations and this Agreement), any related preliminary prospectus, any related preliminary prospectus supplement, the U.S. Prospectus and International Prospectus and all amendments and supplements to such documents, in each case, in such quantities as are reasonably requested and as soon as available, and, in the case of the U.S. Prospectus and the International Prospectus, to use its best efforts to make available copies thereof not later than 12:00 noon, New York City time, on the business day next succeeding the date of the applicable Terms Agreement.

                           (g) The Company will arrange for the qualification of
                  the Securities for sale under the securities laws of such jurisdictions in the United States and Canada as the Representatives may reasonably designate and will continue such qualifications in effect so long as required for the distribution.

                           (h) During the period of five years after the date of
                  any Terms Agreement, the Company will furnish to the Representatives and, upon request, to each of the other Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to the Representatives (and Managers) (i) as soon as publicly available, a copy of each report or definitive proxy statement of the Company filed with the Commission under the Securities Exchange Act, or mailed to stockholders and (ii) from time to time, such other publicly available information concerning the Company as the Representatives (and Managers) may reasonably request.

                           (i) The Company will pay all expenses incident to the
                  performance of its obligations under this Agreement and will reimburse the Underwriters for any expenses (including reasonable fees and disbursements of counsel) incurred by them in connection with qualification of the Securities for sale under the laws of such jurisdictions as the Representatives (and Managers) may reasonably designate and the printing of memoranda relating thereto, for any fees paid to any Trustee, for any fees charged by investment rating agencies for the rating of the Securities (if applicable), for the filing fees of the National Association of Securities Dealers, Inc. and any state relating to the Securities, for the fees and expenses of listing the Securities on any securities exchange or market, if the Securities are to be listed on any securities exchange or market, and for expenses incurred in distributing the U.S. Prospectus and International Prospectus, any preliminary prospectuses and any preliminary prospectus supplements to Underwriters (or Managers).

                           (j) If and to the extent specified in the Terms
                  Agreement, for a period beginning at the time of execution of the Terms Agreement and ending such numbers of days after the Closing Date as specified in the Terms Agreement, without the prior consent of the Representatives (and Managers), the Company will not offer, sell, contract to sell or otherwise dispose of any securities that are similar in terms to the Securities other than in those circumstances specified in the terms Agreement.

                           (k) Until the termination of the offering of the
                  Securities, to timely file all documents, and any amendments to previously filed documents, required to be filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act.

                           (l) If the Terms Agreement specifies that the
                  Securities are to be listed on any stock exchange or exchanges or market, to apply prior to the Closing Date, unless otherwise agreed to by the Representatives, for the listing of the Securities on such exchange or exchanges or market, and to use its reasonable best efforts to complete such listings.

                           (m) The Company will comply (and has complied) with
                  all of the provisions of Florida H.B. 1771, codified as
                  Section 517.075 of the Florida statutes, and all regulations promulgated thereunder relating to issuers doing business with Cuba.

                           (n) The Company will not be or become, at any time
                  prior to the expiration of one year after the date of the applicable Terms Agreement, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act.

                  5. Conditions of the Obligations of the Underwriters and Managers. The obligations of the several Underwriters (and Managers) to purchase and pay for the Securities will be subject to the accuracy of the representations and warranties on the part of the Company herein, to the accuracy of the written statements of Company officers made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

                           (a) On or prior to the date of the Terms Agreement,
                  the Representatives (and Managers) shall have received a letter, dated the date of delivery thereof, of Ernst & Young LLP (the Company's independent accountants) confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating in effect that:

                               (i) in their opinion, the financial statements
                           and schedules examined by them and included in the prospectus or prospectuses contained in the Registration Statement relating to the Registered Securities, as amended at the date of such letter, comply in form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations.

                               (ii) they have, as indicated in their report or
                           reports attached to such letter, made a review of any unaudited financial statements included in such prospectus in accordance with standards established by the American Institute of Certified Public Accountants.

                               (iii) on the basis of the review referred to in
                           (ii) above, a reading of the latest available interim financial statements of the Company, and inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that the unaudited financial statements, if any, included in such prospectus or prospectuses do not comply in form in all material respects with the applicable accounting requirements of the Act, the Securities Exchange Act and the related published Rules and Regulations or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in such U.S.
                           Prospectus and International Prospectus.

                               (iv) they have compared specified dollar amounts
                           (or percentages derived from such dollar amounts) and other financial information contained in such prospectus or prospectuses (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its Subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

                               (v) from the date of the latest balance sheet of
                           the Company and its Subsidiaries included or incorporated by reference in the Prospectuses to a specified date not more than five days from the date of such letter, there was not any change in the capital stock of the Company (other than by reason of shares issued pursuant to the Company's employee or director stock option plans, or stock ownership plans, stock bonus plans, stock compensation plans or dividend reinvestment plans or upon conversion of convertible securities or in connection with acquisitions or distributions previously disclosed to the Representatives and Managers), any increase in the long-term debt or short-term debt of the Company and its consolidated Subsidiaries or any decrease in consolidated net assets of the Company and its consolidated Subsidiaries, in each case as compared with amounts shown in such latest balance sheet or any decrease in consolidated net sales or the total or per share amounts of consolidated net income, in each case as compared with the comparable period in the preceding year, except in each case for changes, increases or decreases which the Prospectuses disclose have occurred or may occur or which are described in such letter or letters.

                               (vi) they have read the unaudited pro forma
                           financial information, if any, contained in the U.S. Prospectus and the International Prospectus and nothing came to their attention that caused them to believe that the unaudited pro forma financial information does not comply in all material respects with the applicable requirements of Rule 11.02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of the unaudited pro forma financial information.

                  All financial statements and schedules included in material incorporated by reference into such Prospectuses shall be deemed included in such Prospectuses for purposes of this subsection.

                  On or prior to the date of the Terms Agreement, the Representatives (and Managers) shall have received a letter from an accounting firm acceptable to the Underwriters (and Managers), dated the date thereof, with respect to any financial statements of an entity other than the Company which are included in the U.S. Prospectus and the International Prospectus and not covered by the letter required to be delivered by Ernst & Young LLP, covering substantially the same required statements described above.

                           (b) The U.S. Prospectus, and, if applicable, the
                  International Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and
                  Section 4(a) of this Agreement. No stop order suspending the effectiveness of the Registration Statement or of any part thereof shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company or any Underwriter, shall be contemplated by the Commission.

                           (c) (i) Neither the Company nor any of its
                  subsidiaries shall have sustained since the date of the latest audited statements included in the U.S. Prospectus and the International Prospectus any loss or interference with its business from fire, explosion, flood or other calamity whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the U.S. Prospectus and the International Prospectus, and (ii) since the respective dates as of which information is given in the U.S. Prospectus and the International Prospectus there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the U.S. Prospectus and the International Prospectus, the effect of which, in any such case described in clause (i) or (ii), is reasonably expected to have a material adverse effect upon the business, properties, financial condition, results of operations or prospects of the Company and its subsidiaries, taken as a whole;

                           (d) Subsequent to the execution of the Terms
                  Agreement (i) no downgrading shall have occurred in the rating accorded the Company's debt securities or preferred stock by Fitch IBCA Investors Service L.P., Moody's Investors Service, Inc. or Standard & Poor's Ratings Group, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities or preferred stock;

                           (e) Subsequent to the execution of the Terms
                  Agreement, there shall not have occurred (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Company's securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (iv) in the reasonable judgment of the Underwriters (or Managers) makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the U.S. Prospectus and the International Prospectus;

                           (f) The Representatives (and Managers) shall have
                  received an opinion, dated the Closing Date, of Gerald L. Gherlein, Executive Vice President and General Counsel of the
                  Company:

                               (i) with respect to all Securities, to the effect
                           stated in Annex II-A.

                               (ii) with respect to all Securities which are
                           Senior Debt Securities, to the effect stated in Annex II-B.

                               (iii) with respect to all Securities which are
                           Subordinated Debt Securities, to the effect stated in Annex II-C.


                               (iv) with respect to all Securities which are
                           Registered Warrant Securities, to the effect stated in Annex II-D.

                               (v) with respect to all Securities which are
                           Registered Preferred Shares, to the effect stated in Annex II-E.


                               (vi) with respect to Securities that are
                           Registered Common Shares, to the effect stated in Annex II-F.

                           Such counsel shall further state in that opinion that
                  he has participated in the preparation of the Registration Statement and the Prospectuses, and no facts have come to his attention that lead him to believe that (i) the Registration Statement (except for the financial statements, supporting schedules or other financial data included or incorporated therein, or omitted therefrom, as to which such counsel need express no opinion), at the time the Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) the Prospectuses, on the date of this Agreement or at the Closing Date (except for the financial statements, supporting schedules or other financial data included or incorporated therein, or omitted therefrom, as to which such counsel need express no opinion), contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Insofar as such opinion relates to or involves matters of law of any jurisdiction other than Ohio, the opinion may be given in reliance on an opinion of counsel of that jurisdiction, a copy of which opinion shall be furnished to each Representative (and Manager), in which case the opinion shall state that he believes that each Representative (and Manager) and he are entitled to so rely.

                           (g) The Representatives (and the Managers) shall have
                  received from Shearman & Sterling, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the incorporation of the Company, the validity of the Securities, the Registration Statement, the Prospectuses, the indentures, Warrant Agreement or Certificate of Designations and other related matters as they are prepared to opine, and the Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters. In rendering such opinion, Shearman & Sterling may rely as to the incorporation of the Company and all other matters governed by the law of the State of Ohio upon the opinion of Gerald L. Gherlein referred to above.

                           (h) The Representatives (and Managers) shall have
                  received a certificate, dated the Closing Date, of the President or any Vice-President and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that the representations and warranties of the Company in this Agreement are true and correct, that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, that no stop order suspending the effectiveness of the Registration Statement or of any part thereof has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission and certifying as to the matters in subsections (c) and (d) of this Section 5 and such other matters as the Underwriter may reasonably request.

                           (i) The Representatives (and Managers) shall have
                  received a separate letter ("bring-down letter"), dated the Closing Date, of Ernst & Young LLP, if applicable, and any other accounting firm with respect to the financial statements, if any contemplated by the last paragraph of subsection (a) of this Section 5 which state in effect that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating, as of the date of the bringdown letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the U.S. Prospectus and the International Prospectus, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and confirming the conclusions and findings set forth in their original letter contemplated in subsection (a) of this Section 5.

                           The Company will furnish the Representatives (and
                  Managers) with such conformed copies of such opinions, certificates, letters and documents as they reasonably request.

                           (j) Payment for and delivery of the Securities to be
                  purchased by the Underwriters will occur simultaneously with the payment for and delivery of the Securities, if any, to be purchased by the Managers.

                  6. Indemnification and Contribution. (a) The Company will indemnify and hold harmless each Underwriter and each Manager against any losses, claims, damages or liabilities, joint or several, to which such Underwriter and such Manager may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the U.S. Prospectus and International Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus or preliminary prospectus supplement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter and each Manager for any legal or other expenses reasonably incurred by such Underwriter and such Manager in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives, if any, specifically for use in the U.S. Prospectus or by any Manager specifically for use in the International Prospectus.

                           (b) Each Underwriter and each Manager, severally and
                  not jointly, will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the U.S. Prospectus and International Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus or preliminary prospectus supplement, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives, if any, specifically for use in the U.S. Prospectus, or by any Manager specifically for use in the International Prospectus, and will reimburse any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred.

                           (c) Promptly after receipt by an indemnified party
                  under this Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party (absent material prejudice) of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof the indemnifying party will not be liable to such indemnified party under this
                  Section 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

                           (d) If the indemnification provided for in this
                  Section 6 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters and Managers on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters and Managers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters and Managers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters and Managers. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and Managers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters and Managers agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters and Managers were treated as one entity for such purpose) or by any other method which does not take account of the equitable contributions referred to above in this subsection (d).

                           The amount paid by an indemnified party as a result
                  of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter or Manager shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter or Manager has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters and Managers in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

                           (e) The obligations of the Company under this Section
                  6 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter or any Manager within the meaning of the Act; and the obligations of the Underwriters and Managers under this
                  Section 6 shall be in addition to any liability which the respective Underwriters and Managers may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed the Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

                  7. Default of Underwriters or Managers. If any Underwriter or Underwriters (or Manager or Managers) default in their obligations to purchase Securities under the Terms Agreement and the aggregate principal amount or number of shares, as the case may be, of the Securities that such defaulting Underwriter or Underwriters (or Manager or Managers) agreed but failed to purchase does not exceed 10% of the total principal amount or number of shares, as the case may be, of the Securities, the Representatives (and the Managers) may make arrangements satisfactory to the Company for the purchase of such Securities by other persons, including any of the Underwriters (or Managers), but if no such arrangements are made by the Closing Date, the non-defaulting Underwriters (or non-defaulting Manager or Managers) shall be obligated severally, in proportion to their respective commitments under this Agreement and the Terms Agreement, to purchase the Securities that such defaulting Underwriters (or such defaulting Manager or Managers) agreed but failed to purchase. If any Underwriter or Underwriters (or Manager or Managers) so default and the aggregate principal amount or number of shares, as the case may be, of the Securities with respect to which such default or defaults occur exceeds 10% of the total principal amount or number of shares, as the case may be, of the Securities to be purchased by the Underwriters or Managers, as the case may be, and arrangements satisfactory to the Representatives and the Managers, and the Company for the purchase of such Securities by other persons are not made within 36 hours after such default, such Terms Agreement or Terms Agreements will terminate without liability on the part of any non-defaulting Underwriter and any non-defaulting Manager, or the Company, except as provided in Section 8 herein. As used in this Agreement, the term "Underwriter" and "Manager" includes any person substituted for an Underwriter or a Manager, respectively, under this
Section 7. Nothing herein will relieve a defaulting Underwriter or defaulting Manager from liability for its default. The respective commitments of the several Underwriters and Managers, for the purposes of this Section 7, shall be determined without regard to any reduction in the respective Underwriters' obligations to purchase the principal amounts or numbers of shares, as the case may be, of the Securities set forth opposite their names in the Terms Agreement as a result of Delayed Delivery Contracts entered into by the Company.

                  The foregoing obligations and agreements set forth in this Section will not apply if the Terms Agreement specifies that such obligations and agreements will not apply.

                  8. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and of the several Underwriters and Managers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter or Manager, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Securities. If the Terms Agreement is terminated pursuant to Section 7 herein or if for any reason the purchase of the Securities by the Underwriters or Managers under the Terms Agreement is not consummated, the Company and the Underwriters (and Managers) shall remain responsible for the expenses to be paid or reimbursed by each of them pursuant to Section 4 herein, and the respective obligations of the Company and the Underwriters and the Managers pursuant to Section 6 herein shall remain in effect. If the purchase of the Securities by the Underwriters and the Managers is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 7, the Company will reimburse the Underwriters and the Managers for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Securities.

                  9. Notices. All communications hereunder will be in writing and, if sent to the Underwriters and the Managers, will be mailed, delivered or telegraphed and confirmed to them at their addresses furnished to the Company in writing for the purpose of communications hereunder or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at Eaton Center, 1111 Superior Avenue, Cleveland, Ohio 44114-2584, Attention:
Secretary.

                  10. Successors. This Agreement will inure to the benefit of and be binding upon the Company and such Underwriters and Managers, if any, as are identified in the corresponding Terms Agreements and their respective successors and the officers and directors and controlling persons referred to in
Section 6 herein, and no other person will have any right or obligation hereunder.

                  11. Applicable Law. THIS AGREEMENT AND THE TERMS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH,
THE LAWS OF THE STATE OF NEW YORK.

[The following form of Delayed Delivery Contract will be attached as an annex to the related Underwriting Agreement and will also be printed separately for execution purposes. (Omit "Annex I" in execution copies.)]

                                     ANNEX I

           (Three copies of this Delayed Delivery Contract should be
            signed and returned to the address shown below so as to
                        arrive not later than 9:00 A.M.,
                    New York time, on____________ __, __***.)


                            DELAYED DELIVERY CONTRACT
                            -------------------------


                                        [Insert date of initial public offering]

EATON CORPORATION
     c/o [REPRESENTATIVE]
     [Address]
     [Address]
     Attention: _________________________

Gentlemen:

                  The undersigned hereby agrees to purchase from Eaton Corporation, an Ohio corporation ("Company"), and the Company agrees to sell to the undersigned, [If one delayed closing, insert--as of the date hereof, for delivery on _________, __ ("Delivery Date"),]

                         [$]__________________ [shares]

--principal amount--of the Company's [Insert title of securities] ("Securities"), offered by the Company's Prospectus dated ___________, __ and a Prospectus Supplement dated _______, __ relating thereto, receipt of copies of which is hereby acknowledged, at [__% of the principal amount thereof plus accrued interest, if any,] [$_______ per share plus accrued dividends, if any,] and on the further terms and conditions set forth in this Delayed Delivery Contract ("Contract").

     *** Insert date which is third full business day prior to Closing Date under the Terms Agreement.

                  [If two or more delayed closings, insert the following:

                  The undersigned will purchase from the Company as of the date hereof, for delivery on the dates set forth below, Securities in the--principal--amounts set forth below:

                                                              [Principal Amount]

                           Delivery Date                     [Number of Shares]

                           -------------                     ------------------
                           -------------                     ----------------


                  Each of such delivery dates is hereinafter referred to as a Delivery Date.]

                  Payment for the Securities that the undersigned has agreed to purchase for delivery on--the--each--Delivery Date shall be made to the Company or its order by wire transfer, payable to the order of the Company in Federal (same day) funds at the office of ____________________ at ___.M. on--the--such--Delivery Date upon delivery to the undersigned of the Securities to be purchased by the undersigned--for delivery on such Delivery Date--in definitive [If debt issue, insert--fully registered] form and in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than five full business days prior to [the][such] Delivery Date.

                  It is expressly agreed that the provisions for delayed delivery and payment are for the sole convenience of the undersigned; that the purchase hereunder of Securities is to be regarded in all respects as a purchase as of the date of this Contract; that the obligation of the Company to make delivery of and accept payment for, and the obligation of the undersigned to take delivery of and make payment for, Securities on [the][each] Delivery Date shall be subject only to the conditions that (1) investment in the Securities shall not at [the][such] Delivery Date be prohibited under the laws of any jurisdiction in the United States to which the undersigned is subject and (2) the Company shall have sold to the Underwriters the total [principal amount][number of shares] of the Securities less the [principal amount][number of shares] thereof covered by this and other similar Contracts. The undersigned represents that its investment in the Securities is not, as of the date hereof, prohibited under the laws of any jurisdiction to which the undersigned is subject and which governs such investment.

                  Promptly after completion of the sale to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by copies of the opinion of counsel for the Company delivered to the Underwriters in connection therewith.

                  This Contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

                  It is understood that the acceptance of any such Contract is in the Company's sole discretion and, without limiting the foregoing, need not be on a first-come, first-served basis. If this Contract is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned when such counterpart is so mailed or delivered.

                                                            Yours very truly,



--------------------------------------
                                          (Name of Purchaser)



By
   -----------------------------------


--------------------------------------
                                          (Title of Signatory)


--------------------------------------


--------------------------------------
                                          (Address of Purchaser)


Accepted, as of the above date.

EATON CORPORATION


By
   --------------------------------
   Title:

                                EATON CORPORATION
                                   ("COMPANY")



                                 DEBT SECURITIES



                                 TERMS AGREEMENT
                                 ---------------





EATON CORPORATION
Eaton Center
1111 Superior Avenue
Cleveland, Ohio  44114-2584
Attention:

Dear Sirs:

                  [On behalf of the several Underwriters named in Schedule A hereto and for their respective accounts, we--We] offer to purchase, on and subject to the terms and conditions of the Underwriting Agreement filed as an exhibit to the Company's registration statement on Form S-3 (No. ) ("Underwriting Agreement"), the following securities ("Securities") on the following terms:

                  TITLE:   [   %] [Floating Rate]--Notes--Debentures--Bonds--Due

                  PRINCIPAL AMOUNT:  $

                  INTEREST: [___% per annum, from ______________, payable semiannually on _____________ and ______________, commencing ______________, to holders of record on the preceding _______________ or _______________, as the case may be.] [Zero coupon.]

                  MATURITY:  ___________________, 20__.

                  OPTIONAL REDEMPTION:

                  SINKING FUND:

                  OTHER TERMS:

                  DELAYED DELIVERY CONTRACTS: [None.] [Delivery Date[s] shall be ______________. Underwriters' fee is ___% of the principal amount of the Contract Securities.]

                  PURCHASE PRICE: ___% of principal amount, plus accrued interest[, if any,] from ______________________.

                  EXPECTED REOFFERING PRICE: ___% of principal amount, subject to change by the undersigned.

                  CLOSING: _____ A.M. on _________________, at _____________, by
wire transfer, payable to the order of the Company in Federal (same day) funds.

                  [NAME[S] AND ADDRESS[ES] OF REPRESENTATIVE[S]:]

                  The respective principal amounts of the Securities to be purchased by each of the Underwriters are set forth opposite their names in Schedule A hereto.

                  [If appropriate, insert--It is understood that we may, with your consent, amend this offer to add additional Underwriters and reduce the aggregate principal amount to be purchased by the Underwriters listed in Schedule A hereto by the aggregate principal amount to be purchased by such additional Underwriters.]

                  The provisions of the Underwriting Agreement are incorporated herein by reference.

                  The Securities will be made available for checking and packaging at the office of ___________________ at least 24 hours prior to the Closing Date.

                  [Please signify your acceptance of our offer by signing the enclosed response to us in the space provided and returning it to us.]

                  [Please signify your acceptance in writing of the foregoing not later than _____ P.M. today.]

                                                    Very truly yours,


                                                    [REPRESENTATIVE] [Insert
                                                    name(s) of other
                                                    Representatives or
                                                    Underwriters] [On behalf
                                                    of--themselves-- itself--and
                                                    as Representative[s] of the
                                                    Several] [As] Underwriter[s]
                                                    By [REPRESENTATIVE]


By
   ----------------------------------
                                            [Insert Title]

                                   SCHEDULE A

                                                                PRINCIPAL
     UNDERWRITER                                                  AMOUNT
     -----------                                                  ------


     [UNDERWRITER]                                              $












                  Total                                         $
                                                                 =====

To:       [REPRESENTATIVE]
     [Insert name(s) of other Representatives or Underwriters]
     As [Representative[s] of the Several] Underwriter[s],
          c/o [REPRESENTATIVE]
          [Address]
          [Address]

                  We accept the offer contained in your [letter] [wire], dated ______________, relating to $______ million principal amount of our [Insert title of Securities]. We also confirm that, to the best of our knowledge after reasonable investigation, the representations and warranties of the undersigned in the Underwriting Agreement filed as an exhibit to the undersigned's registration statement on Form S-3 (No.__________) ("Underwriting Agreement") are true and correct, no stop order suspending the effectiveness of the Registration Statement (as defined in the Underwriting Agreement) or of any part thereof has been issued and no proceedings for that purpose have been instituted or, to the knowledge of the undersigned, are contemplated by the Securities and Exchange Commission and, subsequent to the respective dates of the most recent financial statements in the Prospectus (as defined in the Underwriting Agreement), there has been no material adverse change in the financial position or results of operations of the undersigned and its Subsidiaries except as set forth in or contemplated by the Prospectus.


                                                  Very truly yours,

                                                  Eaton Corporation



By
     ---------------------------
                                                       [Insert Title]

                                EATON CORPORATION
                                   ("COMPANY")



                            PREFERRED--COMMON--STOCK


                                 TERMS AGREEMENT
                                 ---------------





EATON CORPORATION
Eaton Center
1111 Superior Avenue
Cleveland, Ohio  44114-2584
Attention:

Dear Sirs:

                  [On behalf of the several Underwriters named in Schedule A hereto and for their respective accounts, we--We] offer to purchase, on and subject to the terms and conditions of the Underwriting Agreement filed as an exhibit to the Company's registration statement on Form S-3 (No. ) ("Underwriting Agreement"), the following securities ("Securities") on the following terms:

                  TITLE:

                  NUMBER OF SHARES: _______ [("Firm Securities")]

                  [In addition, the Company hereby grants the Underwriters [and the Managers] an option, exercisable from time to time by the Representatives (as defined below), to purchase upon written notice from the Representatives given to the Company not more than 30 days subsequent to the First Closing Date an aggregate of not more than ___________ additional shares of Securities ("Option Securities") to cover over-allotments at the same price per share as the Firm Securities and on the same terms, including the terms specified in
Section 5 of the Underwriting Agreement (other than the time for delivery of and payment for the Option Securities). [Unless otherwise agreed between the Representatives and [Lead Manager] on behalf of itself and the other Managers,
(i) Option Securities to be so purchased by the Underwriters shall be in the same proportion as the aggregate amount of Firm Securities to be purchased by the

Underwriters bear to the aggregate amount of Firm Securities to be purchased by the Underwriters and Managers and (ii) Option Securities to be so purchased by the Managers shall be in the same proportion as the aggregate amount of Firm Securities to be purchased by the Managers bear to the aggregate amount of Firm Securities to be purchased by the Underwriters and Managers.] The Company agrees to sell to the Underwriters [Managers] such Option Securities and the Underwriters [Managers] agree, severally and not jointly, to purchase such Option Securities. Such Option Securities shall be purchased for the account of each Underwriter [Manager] in the same proportion as the number of shares of Firm Securities set forth opposite such Underwriter's [Manager's] name in Schedule A hereto bears to the total number of shares of Firm Securities (subject to adjustment by the Representatives to eliminate fractions) and may be purchased by the Underwriters [Managers] only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Option Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Option Securities or any portion thereof may be surrendered and terminated at any time upon notice by the Representatives to the Company.]


(1)  DIVIDEND RATE:

(1)  OPTIONAL REDEMPTION:

(1)  SINKING FUND:

(1)  CONVERSION RIGHTS:

(1) DELAYED DELIVERY CONTRACTS: [None.] [Delivery Date[s] shall be ______________. Underwriters' fee is $ _______ per share of the Contract Securities.]

     PURCHASE PRICE: $________ per share [If preferred stock issue, insert-- plus accrued dividends[, if any,] from ____________].

     EXPECTED REOFFERING PRICE: $_______ per share, subject to change by the undersigned.

----------
(1) To be included only if Terms Agreement relates to preferred stock.

                   CLOSING: _____ A.M. on _________________, at _____________,
by wire transfer, payable to the order of the Company in Federal (same day) funds [("First Closing Date)].

                  [The time for the delivery of and payment for the Option Securities, being herein referred to as the "Second Closing Date", which may be the First Closing Date, shall be determined by the Representatives but shall be not earlier than three nor later than seven business days after written notice of election to purchase the Option Securities is given. The Company will deliver the Option Securities to the Representatives [Lead Manager] for the accounts of the several Underwriters [Managers] against payment of the purchase price therefor by wire transfer, payable to the order of the Company in Federal (same day) funds, at the offices of Shearman & Sterling. Payment shall be made in U.S. dollars. The certificates for the Option Securities will be in definitive form, in such denominations and registered in such names as the Representatives [Lead Manager] requests upon reasonable notice prior to the Second Closing Date and will be made available for checking and packaging at the above office of [Lead Manager], or, at the option of [Lead Manager], at the office of The Depository Trust Company, at a reasonable time in advance of the Second Closing Date.]

(2) UNDERWRITER[S']['S] COMPENSATION: $______________, payable to the [Representative[s] [Lead Manager] for the proportionate accounts of the] Underwriter[s] [Manager[s]] on the Closing Date.

                  OTHER TERMS:

                  [NAME[S] AND ADDRESS[ES] OF REPRESENTATIVE[S]]:

                  The respective numbers of shares of the Firm Securities to be purchased by each of the Underwriters [Managers] are set forth opposite their names in Schedule A hereto.

[If appropriate, insert--It is understood that we may, with your consent, amend this offer to add additional Underwriters [Managers] and reduce the number of shares to be purchased by the Underwriters [Managers] listed in Schedule A hereto by the number of shares to be purchased by such additional Underwriters [Managers].]

-------------
(2) Include if purchase is at public offering price and compensation payable separately.



                  The Securities will be made available for checking and packaging at the office of ___________________, or at the option of ______________________, at the office of The Depository Trust Company, at least 24 hours prior to the Closing Date.

                   [Please signify your acceptance of our offer by signing the enclosed response to us in the space provided and returning it to us.]

                   [Please signify your acceptance in writing of the foregoing not later than _____ P.M. today.]

                                                  Very truly yours,

                                                  [REPRESENTATIVE]
                                                  [Insert name(s) of other
                                                  Representatives or
                                                  Underwriters]
                                                  [On behalf of--themselves--
itself--and as                                            Representative[s] of
the Several] [As]                                                 Underwriter[s]
[By REPRESENTATIVE]


By
  ----------------------------------
                                                  [Insert Title]


                                                  [LEAD MANAGER]
                                                  [Insert name(s) of other
                                                  Managers]
                                                  By
                                                  --------------------------


By
  ----------------------------------
                                                  [Attorney-in-Fact]

                                   SCHEDULE A

                                                                 NUMBER OF
     UNDERWRITER[MANAGER]                                        SHARES
     --------------------                                        ------

[Underwriter]...........................




















         Total.........................                           ======

To:  [REPRESENTATIVES]
     [Insert name(s) of other Representatives or Underwriters]
     As [Representative[s] of the Several] Underwriter[s],
     c/o [REPRESENTATIVE]
     [Address]
     [Address]

     [LEAD MANAGER]
     [Insert name(s) of other Managers
     c/o [LEAD MANAGER]
     [Address]
     [Address]

                  We accept the offer contained in your [letter] [wire], dated ______________, relating to ______ shares(1) of our [Insert title of Securities].
We also confirm that, to the best of our knowledge after reasonable investigation, the representations and warranties of the undersigned in the Underwriting Agreement filed as an exhibit to the undersigned's registration statement on Form S-3 (No. ) ("Underwriting Agreement") are true and correct, no stop order suspending the effectiveness of the Registration Statement (as defined in the Underwriting Agreement) or of any part thereof has been issued and no proceedings for that purpose have been instituted or, to the knowledge of the undersigned, are contemplated by the Securities and Exchange Commission and, subsequent to the respective dates of the most recent financial statements in the Prospectus (as defined in the Underwriting Agreement), there has been no material adverse change in the financial position or results of operations of the undersigned and its Subsidiaries taken as a whole except as set forth in or contemplated by the Prospectus.


                                                      Very truly yours,

                                                      Eaton Corporation



By
   -----------------------------
                                                      [Insert Title]

------------------
(1) and up to an additional _________ Option Securities pursuant to the option described therein.

                                EATON CORPORATION
                                   ("COMPANY")



                               WARRANT SECURITIES


                                 TERMS AGREEMENT
                                 ---------------





EATON CORPORATION
Eaton Center
1111 Superior Avenue
Cleveland, Ohio  44114-2584
Attention:

Dear Sirs:

                  [On behalf of the several Underwriters named in Schedule A hereto and for their respective accounts, we--We] offer to purchase, on and subject to the terms and conditions of the Underwriting Agreement filed as an exhibit to the Company's registration statement on Form S-3 (No. ) ("Underwriting Agreement"), the following securities ("Securities") on the following terms:

                  NUMBER TO BE ISSUED:

                  DEBT WARRANT AGENT:

                  ISSUABLE JOINTLY WITH DEBT SECURITIES:

                  DATE FROM WHICH WARRANT SECURITY IS EXERCISABLE:

                  DATE ON WHICH WARRANT SECURITY EXPIRES:

                  EXERCISE PRICE(S):

                  INITIAL PUBLIC OFFERING PRICE:

                  PURCHASE PRICE:

                  TITLE OF WARRANT SECURITIES:

                  OTHER TERMS:

                  DELAYED DELIVERY CONTRACTS: [None.] [Delivery Date[s] shall be ______________. Underwriters' fee is ___% of the principal amount of the Contract Securities.]

                  PURCHASE PRICE: ___% of principal amount, plus accrued interest[, if any,] from ___________________.

                  EXPECTED REOFFERING PRICE: ___% of principal amount, subject to change by the undersigned.

                  CLOSING: _____ A.M. on _________________, at _____________, by
wire transfer, payable to the order of the Company in Federal (same day) funds.

                  [NAME[S] AND ADDRESS[ES] OF REPRESENTATIVE[S]:]

                  The respective number of the Securities to be purchased by each of the Underwriters are set forth opposite their names in Schedule A hereto.

                  [If appropriate, insert--It is understood that we may, with your consent, amend this offer to add additional Underwriters and reduce the number to be purchased by the Underwriters listed in Schedule A hereto by the number to be purchased by such additional Underwriters.]

                  The provisions of the Underwriting Agreement are incorporated herein by reference.

                  The Securities will be made available for checking and packaging at the office of ___________________ at least 24 hours prior to the Closing Date.

                  [Please signify your acceptance of our offer by signing the enclosed response to us in the space provided and returning it to us.]

                  [Please signify your acceptance in writing of the foregoing not later than _____ P.M. today.]

                                               Very truly yours,

                                               [REPRESENTATIVE]
                                               [Insert name(s) of other
                                               Representatives or
                                               Underwriters]
                                               [On behalf of--themselves--
itself--and as                                         Representative[s] of
the Several] [As]                                               Underwriter[s]
                                               By [REPRESENTATIVE]


By_________________________________
                                         [Insert Title]

                                   SCHEDULE A


                  UNDERWRITER                                      NUMBER
                  -----------                                      ------

                  [Underwriters]....................


                                                 Total
                  ======

To:       [REPRESENTATIVE]
     [Insert name(s) of other Representatives or Underwriters]
     As [Representative[s] of the Several] Underwriter[s],
     c/o [REPRESENTATIVE]
     [Address]
     [Address]

                  We accept the offer contained in your [letter] [wire], dated ______________, relating to ______ number of our [Insert title of Securities]. We also confirm that, to the best of our knowledge after reasonable investigation, the representations and warranties of the undersigned in the Underwriting Agreement filed as an exhibit to the undersigned's registration statement on Form S-3 (No. ) ("Underwriting Agreement") are true and correct, no stop order suspending the effectiveness of the Registration Statement (as defined in the Underwriting Agreement) or of any part thereof has been issued and no proceedings for that purpose have been instituted or, to the knowledge of the undersigned, are contemplated by the Securities and Exchange Commission and, subsequent to the respective dates of the most recent financial statements in the Prospectus (as defined in the Underwriting Agreement), there has been no material adverse change in the financial position or results of operations of the undersigned and its Subsidiaries except as set forth in or contemplated by the Prospectus.


                                                 Very truly yours,

                                                 Eaton Corporation


                                                 By
                                                    ---------------------
                                                    [Insert Title]

                                   ANNEX II-A


                                 FORM OF OPINION
                         FROM GENERAL COUNSEL OF COMPANY
                   TO BE DELIVERED PURSUANT TO SECTION 5(f)(i)

                  (A) The Company and the Significant Subsidiaries have been duly incorporated and are validly existing and in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and in good standing as foreign corporations in all jurisdictions in which their respective ownership of property or the conduct of their respective businesses requires such qualification (except where the failure to so qualify would not have a material adverse effect upon the business, properties, financial condition, results of operations or prospects of the Company and its Subsidiaries taken as a whole), and have all power and authority necessary to own their respective properties and conduct the businesses in which they are engaged and, except as may be disclosed in the Registration Statement and except to the extent of shares owned of record by directors for the purpose of qualifying as such, all outstanding shares of capital stock of the Significant Subsidiaries are owned by the Company directly, or indirectly through wholly owned Subsidiaries, free and clear of any lien, pledge and encumbrance or any claim of any third party, and except that as of June 30, 1999, 338,117 shares of Aeroquip-Vickers, Inc. capital stock had not been tendered to the Company in connection with the acquisition by the Company of Aeroquip-Vickers, Inc.;

                  (B) The Delayed Delivery Contracts, if any, have been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the purchasers thereunder, are valid and legally binding obligations of the Company;

                  (C) The Registration Statement is effective under the Act, no stop order suspending its effectiveness has been issued, and no proceeding for that purpose is pending or, to the knowledge of such counsel, threatened by the Commission;

                  (D) No order directed to any document incorporated by reference in the Prospectuses has been issued and, to the knowledge of such counsel, no challenge has been made to the accuracy or adequacy of any such document;

                  (E) The documents incorporated by reference in the Registration Statement and the Prospectuses (except for the financial statements, supporting schedules and other financial data included or incorporated therein, or omitted therefrom, as to which such counsel need express no opinion), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Securities Exchange Act and the rules and regulations thereunder;

                  (F) The Registration Statement and the Prospectuses (except that no opinion need be expressed as to the financial statements, supporting schedules and other financial data contained or incorporated therein, or omitted therefrom) comply as to form in all material respects with the requirements of the Act and the Rules and Regulations;

                  (G) The statements made in the Prospectuses under the following (or comparable) captions: "Description of Debt Securities," "Description of Common Shares," "Description of Debt Warrants," and "Description of Preferred Shares", insofar as they purport to summarize the provisions of documents or agreements specifically referred to therein, fairly present the information called for with respect thereto by Form S-3 under the Act;

                  (H) Such counsel does not know of any litigation or any governmental proceeding pending or threatened against the Company or any of its Subsidiaries which is required to be disclosed in the Prospectuses which is not disclosed and correctly summarized therein;

                  (I) Such counsel does not know of any contracts or other documents which are required to be filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations, or which are required to be filed as exhibits to any document incorporated by reference in the Prospectuses by the Securities Exchange Act or the rules and regulations thereunder, which have not been filed as exhibits to the Registration Statement or to such document or incorporated therein by reference as permitted by the Rules and Regulations or the rules and regulations of the Commission under the Securities Exchange Act;

                  (J) To the best of such counsel's knowledge, neither the Company nor any Significant Subsidiary is in violation of its articles or certificate of incorporation or in default under any material agreement, indenture or instrument; and

                  (K) The Company is not, and after giving effect to the offering and sale of the Securities, will not be an "investment company", as such term is defined in the Investment Company Act of 1940.

                                   ANNEX II-B

                                 FORM OF OPINION
                         FROM GENERAL COUNSEL OF COMPANY
                  TO BE DELIVERED PURSUANT TO SECTION 5(f)(ii)

                  (A) The Senior Indenture has been validly authorized by the Company, duly executed and delivered by the Company and the Senior Trustee and duly qualified under the Trust Indenture Act and is a valid and legally binding instrument of the Company, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law);

                  (B) The Senior Debt Securities not subject to Delayed Delivery Contracts have been validly authorized, duly executed by authorized officers of the Company, duly authenticated by the Senior Trustee or the authenticating agent and delivered, and are the validly issued, outstanding and legally binding obligations of the Company, entitled to the benefits of the Senior Indenture, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law);

                  (C) The Senior Debt Securities subject to a Delayed Delivery Contract, if any, have been validly authorized and, when duly executed, authenticated, issued and delivered to, and paid for by, the respective purchasers thereof under the related Delayed Delivery Contracts, such Senior Debt Securities will be validly issued, outstanding and legally binding obligations of the Company, entitled to the benefits of the Senior Indenture, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law);

                  (D) The Senior Debt Securities and the Senior Indenture conform in all material respects to the statements concerning them in the Registration Statement and the Prospectuses; and

                  (E) This Agreement has been duly authorized, executed and delivered by the Company; the execution, delivery and performance of this Agreement and the Delayed Delivery Contracts, if any, and compliance by the Company with the provisions contained herein and in the Senior Debt Securities and the Senior Indenture will not, in any way that would have a material adverse effect upon the Company and its Subsidiaries taken as a whole, conflict with, or result in the creation or imposition of, any lien, charge or encumbrance upon any of the assets of the Company or any of its Subsidiaries pursuant to the terms of, or constitute a default under, any agreement, indenture or instrument known to such counsel, or result in a violation of the articles or certificate of incorporation of the Company or any Significant Subsidiary or any law, order, rule or regulation of any court or governmental agency having jurisdiction over the Company, and any of its Subsidiaries or their property; and no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the execution, delivery and performance by the Company of this Agreement and the Delayed Delivery Contracts, if any, except such as may be required by the Act, the Trust Indenture Act, the Securities Exchange Act, state securities laws or foreign laws.

                                   ANNEX II-C

                                 FORM OF OPINION
                         FROM GENERAL COUNSEL OF COMPANY
                  TO BE DELIVERED PURSUANT TO SECTION 5(f)(iii)

                  (A) The Subordinated Indenture has been validly authorized by the Company, duly executed and delivered by the Company and the Subordinated Trustee and duly qualified under the Trust Indenture Act and is a valid and legally binding instrument of the Company, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law);

                  (B) The Subordinated Debt Securities not subject to Delayed Delivery Contracts have been validly authorized, duly executed by authorized officers of the Company, duly authenticated by the Subordinated Trustee or the authenticating agent and delivered, and are the validly issued, outstanding and legally binding obligations of the Company, entitled to the benefits of the Subordinated Indenture, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law);

                  (C) The Subordinated Debt Securities subject to a Delayed Delivery Contract, if any, have been validly authorized and, when duly executed, authenticated, issued and delivered to, and paid for by, the respective purchasers thereof under the related Delayed Delivery Contracts, such Subordinated Debt Securities subject to a Delayed Delivery Contract will be validly issued, outstanding and legally binding obligations of the Company, entitled to the benefits of the Subordinated Indenture, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law);

                  (D) The Subordinated Debt Securities, the Subordinated Indenture and, in the case of Subordinated Debt Securities that are convertible into Registered Common Shares ("Convertible Subordinated Debt Securities"), the Registered Common Shares conform in all material respects to the statements concerning them in the Registration Statement and the Prospectuses;

                  (E) In the case of Convertible Subordinated Debt Securities, the Registered Common Shares issuable upon the conversion of the Convertible Subordinated Debt Securities have been duly authorized and validly reserved for issuance by the Company and, when issued and delivered in accordance with the terms of the Convertible Subordinated Indenture, will be validly issued, fully paid and nonassessable;

                  (F) In the case of Convertible Subordinated Debt Securities, all corporate action required to be taken for the authorization, issuance and delivery of the Registered Common Shares issuable upon conversion of the Convertible Subordinated Debt Securities has been validly taken, and the issuance of the Convertible Subordinated Debt Securities is not, and the issuance of any such Registered Common Shares will not be, subject to the preemptive rights of any stockholder of the Company; and

                  (G) This Agreement has been duly authorized, executed and delivered by the Company; the execution, delivery and performance of this Agreement and the Delayed Delivery Contracts, if any, and compliance by the Company with the provisions contained herein and in the Subordinated Debt Securities and the Subordinated Indenture will not, in any way that would have a material adverse effect upon the Company and its Subsidiaries taken as a whole, conflict with, or result in the creation or imposition of, any lien, charge or encumbrance upon any of the assets of the Company or any of its Subsidiaries pursuant to the terms of, or constitute a default under, any agreement, indenture or instrument known to such counsel, or result in a violation of the articles or certificate of incorporation of the Company or any Significant Subsidiary or any law, order, rule or regulation of any court or governmental agency having jurisdiction over the Company, any of its Subsidiaries or their property; and no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the execution, delivery and performance by the Company of this Agreement and the Delayed Delivery Contracts, if any, except such as may be required by the Act, the Trust Indenture Act, the Securities Exchange Act, state securities laws or foreign laws.

                                   ANNEX II-D


                                 FORM OF OPINION
                         FROM GENERAL COUNSEL OF COMPANY
                  TO BE DELIVERED PURSUANT TO SECTION 5(f)(iv)

                  (A) The Warrant Agreement has been validly authorized by the Company, and duly executed and delivered by the Company and the Warrant Agent and is a valid and legally binding instrument of the Company, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law);

                  (B) The Registered Warrant Securities not subject to a Delayed Delivery Contract have been validly authorized, duly executed by authorized officers of the Company, duly authenticated by the Warrant Agent and delivered, and are the validly issued, outstanding and legally binding obligations of the Company, entitled to the benefits of the Warrant Agreement, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law);

                  (C) The Registered Warrant Securities subject to a Delayed Delivery Contract, if any, have been validly authorized and, when duly executed, authenticated, issued and delivered to, and paid for by, the respective purchasers thereof under the related Delayed Delivery Contracts, such Registered Warrant Securities will be validly issued, outstanding and legally binding obligations of the Company, entitled to the benefits of the Warrant Agreement, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law);

                  (D) The Senior Indenture has been validly authorized by the Company, duly executed and delivered by the Company and the Senior Trustee and duly qualified under the Trust Indenture Act and is a valid and legally binding instrument of the Company, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law);

                  (E) The Senior Debt Securities issuable upon exercise of the Registered Warrant Securities have been validly authorized and, when executed, authenticated, issued and delivered in accordance with the terms of the Registered Warrant Securities and the Senior Indenture, will be the validly issued, outstanding and legally binding obligations of the Company, entitled to the benefits of the Senior Indenture, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law);

                  (F) The Registered Warrant Securities, the Warrant Agreement, the Senior Debt Securities issuable upon the exercise of the Registered Warrant Securities and the Senior Indenture conform in all material respects to the statements concerning them in the Registration Statement and the Prospectuses; and

                  (G) This Agreement has been duly authorized, executed and delivered by the Company; the execution, delivery and performance of this Agreement and the Delayed Delivery Contracts, if any, and compliance by the Company with the provisions contained herein and in the Registered Warrant Securities, in the Warrant Agreement, in the Senior Debt Securities and in the Senior Indenture, if applicable, will not, in any way that would have a material adverse effect upon the Company and its subsidiaries taken as a whole, conflict with, or result in the creation or imposition of, any lien, charge or encumbrance upon any of the assets of the Company or any of its Subsidiaries pursuant to the terms of, or constitute a default under, any agreement, indenture or instrument known to such counsel, or result in a violation of the articles or certificate of incorporation of the Company or any Significant Subsidiary or any law, order, rule or regulation of any court or governmental agency having jurisdiction over the Company, any of its Subsidiaries or their property; and no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the execution, delivery and performance by the Company of this Agreement and the Delayed Delivery Contracts, if any, except such as may be required by the Act, the Trust Indenture Act, the Securities Exchange Act, state securities laws or foreign laws.

                                   ANNEX II-E


                                 FORM OF OPINION
                         FROM GENERAL COUNSEL OF COMPANY
                   TO BE DELIVERED PURSUANT TO SECTION 5(f)(v)

                  (A) The Registered Preferred Shares not subject to a Delayed Delivery Contract have been duly and validly authorized and issued and are fully paid and nonassessable;

                  (B) The Registered Preferred Shares subject to a Delayed Delivery Contract, if any, have been validly authorized and, when duly executed, issued and delivered to, and paid for by, the respective purchasers thereof under the related Delayed Delivery Contracts, such Registered Preferred Shares will be duly and validly issued and fully paid and nonassessable;

                  (C) If the Registered Preferred Shares are convertible into Registered Common Shares, the Registered Common Shares issuable upon conversion of the Registered Preferred Shares have been duly authorized and validly reserved for issuance by the Company and, when issued and delivered in accordance with the terms of the Registered Preferred Shares and the Certificate of Designations, will be validly issued, fully paid and nonassessable;

                  (D) The Registered Preferred Shares and the Registered Common Shares conform in all material respects to the statements concerning them in the Registration Statement and the Prospectuses;

                  (E) This Agreement has been duly authorized, executed and delivered by the Company; the execution, delivery and performance of this Agreement and the Delayed Delivery Contracts, if any, and compliance by the Company with the provisions contained herein and in the Registered Preferred Shares and the Certificate of Designations will not, in any way that would have a material adverse effect upon the Company and its Subsidiaries taken as a whole, conflict with, or result in the creation or imposition of, any lien, charge or encumbrance upon any of the assets of the Company or any of its Subsidiaries pursuant to the terms of, or constitute a default under, any agreement, indenture or instrument known to such counsel, or result in a violation of the articles or certificate of incorporation of the Company or any Significant Subsidiary or any law, order, rule or regulation of any court or governmental agency having jurisdiction over the Company, any of its Subsidiaries or their property; and no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the execution, delivery and performance by the Company of this Agreement and the Delayed Delivery Contracts, if any, except such as may be required by the Act, the Securities Exchange Act, state securities laws or foreign laws; and

                  (F) All corporate action required to be taken for the authorization, issuance and delivery of any Registered Common Shares issuable upon conversion of the Registered

Preferred Shares has been validly taken, and the issuance of the Registered Preferred Shares is not, and the issuance of any such Registered Common Shares will not be, subject to any preemptive rights of any stockholder of the Company.

                                   ANNEX II-F


                                 FORM OF OPINION
                         FROM GENERAL COUNSEL OF COMPANY
                  TO BE DELIVERED PURSUANT TO SECTION 5(f)(vi)

                  (A) The Registered Common Shares have been duly and validly authorized and issued and are fully paid and nonassessable;

                  (B) The Registered Common Shares conform in all material respects to the statements concerning them in the Registration Statement and the Prospectuses;

                  (C) This Agreement has been duly authorized, executed and delivered by the Company; the execution, delivery and performance of this Agreement and compliance by the Company with the provisions contained herein will not, in any way that would have a material adverse effect upon the Company and its Subsidiaries taken as a whole, conflict with, or result in the creation or imposition of, any lien, charge or encumbrance upon any of the assets of the Company or any of its Subsidiaries pursuant to the terms of, or constitute a default under, any agreement, indenture or instrument known to such counsel, or result in a violation of the articles or certificate of incorporation of the Company or any Significant Subsidiary or any law, order, rule or regulation of any court or governmental agency having jurisdiction over the Company, any of its Subsidiaries or their property; and no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the execution, delivery and performance by the Company of this Agreement, except such as may be required by the Act, the Securities Exchange Act, state securities laws or foreign laws; and

                  (D) The issuance of any such Registered Common Shares will not be subject to any preemptive rights of any stockholder of the Company.